                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant   X
Filed by a Party other than the Registrant


Check the appropriate box:          CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
    Preliminary Proxy Statement     (AS PERMITTED BY RULE 14a-6(e)(2))
X   Definitive Proxy Statement
    Definitive Additional Materials
    Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12



                          Integrated Silicon Solution, Inc.
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    No fee required.

    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
        N/A
    ---------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:
        N/A
    ---------------------------------------------------------------------------


    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        N/A
    ---------------------------------------------------------------------------


    (4) Proposed maximum aggregate value of transaction:
        N/A
    ---------------------------------------------------------------------------

    (5) Total fee paid:
        N/A
    ---------------------------------------------------------------------------

    Fee paid previously with preliminary materials.

    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
        N/A
    ---------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
        N/A
    ---------------------------------------------------------------------------
    (3) Filing Party:
        N/A
    ---------------------------------------------------------------------------
    (4) Date Filed:
        N/A
    ---------------------------------------------------------------------------

                                  [ISSI LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY 6, 2001

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Integrated Silicon Solution, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, February 6, 2001 at 3:00 p.m., local time, at the Silicon Valley Capital Club, Fairmont Plaza, 50 West San Fernando, 17th Floor, San Jose, California, for the following purposes:

          1. To elect six (6) directors to serve for the ensuing year and until their successors are duly elected and qualified.

          2. To approve an amendment to the Company's 1998 Stock Plan to increase the number of shares available thereunder by 500,000.

          3. To approve an amendment to the Company's 1993 Employee Stock Purchase Plan to increase the number of shares available thereunder by 250,000 shares.

          4. To ratify the appointment of Ernst & Young, LLP as independent auditors for the Company for the 2001 fiscal year.

          5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing matters are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on December 12, 2000 are entitled to vote at the Annual Meeting.

     All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

                                          FOR THE BOARD OF DIRECTORS

                                      [/s/ GARY L. FISCHER]

                                          Gary L. Fischer
                                          Secretary

Santa Clara, California
January 6, 2001

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                       INTEGRATED SILICON SOLUTION, INC.
                                2231 LAWSON LANE
                       SANTA CLARA, CALIFORNIA 95054-3311
                                 (408) 588-0800
                            ------------------------

                            PROXY STATEMENT FOR 2001
                         ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------

     The enclosed Proxy is solicited on behalf of the Board of Directors of Integrated Silicon Solution, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on Tuesday, February 6, 2001 at 3:00 p.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Silicon Valley Capital Club, Fairmont Plaza, 50 West San Fernando, 17th Floor, San Jose, California.

     These proxy solicitation materials were mailed on or about January 6, 2001 to all stockholders of record on December 12, 2000 (the "Record Date").

                 INFORMATION CONCERNING SOLICITATION AND VOTING

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company at the above address of the Company, written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

VOTING AND SOLICITATION

     Proxies properly executed, duly returned to the Company and not revoked, will be voted in accordance with the specifications made. Where no specifications are given, such proxies will be voted as the management of the Company may propose. If any matter not described in this Proxy Statement is properly presented for action at the meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote according to their best judgment.

     Each stockholder is entitled to one vote for each share of Common Stock on all matters presented at the meeting. The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST," "WITHHELD" OR "ABSTAIN" are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matter. Abstentions will have the same effect as a vote against a proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but such non-votes will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which a broker has expressly not voted. Thus, a broker non-vote will not effect the outcome of the voting on a proposal.

     The cost of soliciting proxies will be borne by the Company. The Company may also reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and employees, without additional compensation, personally or by telephone or telegram.

RECORD DATE

     Stockholders of record at the close of business on December 12, 2000 are entitled to notice of the meeting and to vote at the meeting.

PRINCIPAL SHARE OWNERSHIP

     At the Record Date, 25,833,848 shares of the Company's Common Stock, $.0001 par value per share, were issued and outstanding and no shares of the Company's Preferred Stock, $.0001 par value per share, were issued and outstanding. As of December 12, 2000, the following entities were known by the Company to be the beneficial owners of more than 5% of the Company's Common Stock:

                                                                      BENEFICIAL OWNERSHIP
                                                              ------------------------------------
                NAME OF 5% BENEFICIAL OWNER                   NUMBER OF SHARES    PERCENT OF TOTAL
                ---------------------------                   ----------------    ----------------
Pilgrim Baxter & Associates.................................     1,515,600              5.9%
  825 Duportail Road
  Wayne, PA 19087-5525
Dreyfus Corporation.........................................     1,401,525              5.4%
  200 Park Avenue
  New York, NY 10166

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Stockholders of the Company may submit proper proposals for inclusion in the Company's proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals in writing to the Secretary of the Company in a timely manner. In order to be included in the Company's proxy materials for the annual meeting of stockholders to be held in the year 2002, stockholder proposals must be received by the Secretary of the Company no later than October 9, 2001, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     Stockholders of the Company may nominate directors for election at the annual meeting by submitting their nominations, along with specified information concerning their nominees, in writing to the Secretary of the Company in a timely manner. In order to be included in the Company's proxy materials for the annual meeting of stockholders to be held in the year 2002, stockholder nominations must be received by the Secretary of the Company no later than October 9, 2001.

     A copy of the full text of the Bylaw provisions governing the notice requirements set forth above may be obtained by writing to the Secretary of the Company. All notices of proposals and nominations by stockholders, whether or not included in the Company's proxy materials, should be sent to Integrated Silicon Solution, Inc., 2231 Lawson Lane, Santa Clara, California 95054,
Attention: Corporate Secretary.

     The attached proxy card grants the proxy holders discretionary authority to vote on any matter raised at the Annual Meeting. If a stockholder intends to submit a proposal at the Company's 2002 Annual Meeting which is not eligible for inclusion in the proxy statement and form of proxy relating to that meeting, the stockholder must do so no later than November 22, 2001. If such a stockholder fails to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the 2002 Annual Meeting.

                                 PROPOSAL ONE:

                             ELECTION OF DIRECTORS

NOMINEES

     A board of six (6) directors is to be elected at the Annual Meeting of Stockholders. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's six (6) nominees named below, all of whom are presently directors of the Company. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for the nominee designated by the present Board of Directors to fill the vacancy. It is not expected that any nominees will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until the director's successor has been elected and qualified.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

     The six (6) candidates receiving the highest number of "FOR" votes shall be elected to the Company's Board of Directors. An abstention will have the same effect as a vote withheld for the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEES LISTED BELOW:

      NAME OF NOMINEE         AGE                        PRINCIPAL OCCUPATION
      ---------------         ---                        --------------------
Jimmy S. M. Lee.............  45    Chief Executive Officer and Chairman of the Board of the
                                    Company
Thomas C. Endicott..........  60    President and Chief Operating Officer of the Company
Pauline Lo Alker............  58    President and Chief Executive Officer, Amplify.net, Inc.
Lip-Bu Tan..................  41    General Partner of Walden Group
Hide L. Tanigami............  50    President and Chief Executive Officer, Marubun USA Corporation
Chun Win Wong...............  65    Chairman, Wearnes Technology Pte., Ltd.

     Except as set forth below, each nominee has been engaged in his or her principal occupation described above during the past five (5) years. There are no family relationships among any directors or executive officers of the Company.

     Jimmy S.M. Lee has served as Chairman of the Board and as Chief Executive Officer and a director of the Company since he co-founded the Company in October 1988. In addition, he served as President of the Company until May 1, 2000. He has also served as a director of Integrated Circuit Solution, Inc. ("ICSI"), a semiconductor company, since September 1990. From 1985 to 1988, Mr. Lee was an engineering manager at International CMOS Technology, Inc., a semiconductor company, and from 1983 to 1985, he was a design manager at Signetics Corporation, a semiconductor company. Prior thereto, Mr. Lee was a project manager at Toshiba Semiconductor Corporation and a design engineer at National Semiconductor Corporation. Mr. Lee holds an M.S. degree in electrical engineering from Texas Tech University and a B.S. degree in electrical engineering from National Taiwan University. Mr. Lee has also served as Chairman of the Board of NexFlash Technologies, Inc., ("NexFlash"), a flash memory company, since October 1998 and as Chairman of the Board of GetSilicon.Net, Inc. ("GetSilicon.Net"), a supply chain management solution company, since July 2000.

     Thomas C. Endicott has served as President and Chief Operating Officer and as a director of the Company since May 1, 2000. Mr. Endicott served as Vice President of Sales and Marketing at Chartered Semiconductor Manufacturing from 1997 until April 2000. Previously, he was Vice President of US Sales for S-Mos Systems, Inc., a semiconductor foundry company, from 1989 until 1997. In addition, he has held managerial positions at Signetics/Philips and Texas Instruments. Mr. Endicott holds a Ph.D. in chemistry from Georgia Tech University and a B.S. in chemistry from Duke University.

     Pauline Lo Alker was appointed to serve as a director of the Company in April 1997. Since June 1998, Ms. Alker has been President, Chief Executive Officer and Chairman of the Board of Amplify.net, Inc., a company specializing in software solutions for internet/intranet providers. From 1991 until 1998, Ms. Alker was President and Chief Executive Officer of Network Peripherals, Inc., a workgroup networking solutions company. In 1984 she founded Counterpoint Computers, Inc., a developer and manufacturer of high-performance UNIX multiprocessor computers, which was acquired by Acer, Inc. in 1987. She served first as President of Acer's Network Computing Division Counterpoint, then became President of Acer America's Sales and Marketing. Ms. Alker holds B.A. degrees in mathematics and music from Arizona State University. She also serves as a director of Tektronix Corporation, a test equipment company, and as a director of Sensomatic Electronics Corporation, a security surveillance company.

     Lip-Bu Tan has served as a director of the Company since March 1990. Mr. Tan was also a director of ICSI from July 1992 until July 1993. Mr. Tan has been a General Partner in the Walden Group of Venture Capital Funds since 1984 and serves as President of International Venture Capital Investment Corporation ("IVCIC"). Mr. Tan holds an M.S. degree in business administration from the University of San Francisco and a B.S. degree from Nanyang University. He has also served as a director of Creative Technology Ltd. since 1990, of Centillium Technology Ltd. since 1997, and of Accelerated Networks, Inc. since 1999.

     Hide L. Tanigami has served as a director of the Company since December 1997. Since January 1996, Mr. Tanigami has been President and Chief Executive Officer of Marubun USA Corporation, an electronic components trading company. He also has been the Chairman and Chief Executive Officer of Marubun/ Arrow USA, LLC since August 2000. Since July 1998, he has been President and Chief Executive Officer of Global Technology Sourcing, Inc., a consulting company. From October 1985 until March 1994, Mr. Tanigami was a co-founder and Vice President of Corporate Development at Catalyst Semiconductor, Inc. He also served as a director of Nexcom Technology, Inc. until its acquisition by ISSI in December 1997. Mr. Tanigami has also served as a director of NexFlash Technologies, Inc. and as a director of ICSI since October 1998. Mr. Tanigami holds an M.A. degree in applied linguistics from San Francisco State University and a B.A. degree from Kansai University of Foreign Studies.

     Chun Win Wong has served as a director of the Company since December 1994. Mr. Wong was also a director of the Company from March 1991 to May 1994 and a director of ICSI from March 1991 until July 1993. Since April 1994, Mr. Wong has been Chairman of Wearnes Technology Pte, Ltd. ("Wearnes") and, since 1983 he has been Group General Manager of Wearnes Brothers, Limited, Singapore, the parent company of Wearnes, both of which are multinational electronics companies. He was also Managing Director of Wearnes from 1983 to 1994. From 1970 to 1980, Mr. Wong was Chief Executive Officer of Industrial Electronics and Engineers Limited, an electronics company which he founded. Mr. Wong holds a degree in electrical and control engineering from the Royal Melbourne Institution of Technology in Australia and a degree from the Manchester College of Science & Technology in England. He has also served as a director of Advanced Logic Research, Inc. since 1985.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth the beneficial ownership of the Company's Common Stock as of December 12, 2000 (i) by each director of the Company, (ii) by the Company's Chief Executive Officer and the four other executive officers of the Company during fiscal 2000 (such officers are collectively referred to as the "Named Executive Officers"), and (iii) by all current directors and Named Executive Officers as a group:

                                                              BENEFICIAL OWNERSHIP
                                                              --------------------
                            NAME                               NUMBER      PERCENT
                            ----                              ---------    -------
Jimmy S.M. Lee(1)...........................................    417,008      1.6
Thomas C. Endicott..........................................         --       --
Gary L. Fischer(2)..........................................     26,330        *
Tom Doczy(3)................................................     50,520        *
Paul Jei-Zen Song(4)........................................     75,034        *
Pauline Lo Alker(5).........................................     27,917        *
Lip-Bu Tan(6)...............................................    265,256      1.0
Hide L. Tanigami(7).........................................     16,279        *
Chun Win Wong(8)............................................    358,336      1.4
All directors and executive officers as a group (9
  persons)(9)...............................................  1,236,680      4.7

---------------
 *  Less than 1%

(1) Includes 141,209 shares issuable upon exercise of options which are exercisable within 60 days of December 12, 2000. Also includes 51,000 shares held by Mr. Lee as custodian for his minor children.

(2) Includes 20,735 shares issuable upon exercise of options which are exercisable within 60 days of December 12, 2000.

(3) Includes 49,896 shares issuable upon exercise of options which are exercisable within 60 days of December 12, 2000.

(4) Includes 39,124 shares issuable upon exercise of options which are exercisable within 60 days of December 12, 2000.

(5) Represents 27,917 shares issuable upon exercise of options which are exercisable within 60 days of December 12, 2000.

(6) Includes 19,791 shares issuable upon exercise of options held by Mr. Tan which are exercisable within 60 days of December 12, 2000. Also includes 152,100 shares held by Walden Capital Partners II and 83,333 shares held by IVCIC. Mr. Tan is a General Partner of Walden Group and President of IVCIC and may be deemed to be a beneficial owner of the shares held by such entity.

(7) Includes 10,000 shares issuable upon exercise of options which are exercisable within 60 days of December 12, 2000.

(8) Includes 13,958 shares issuable upon exercise of options held by Mr. Wong which are exercisable within 60 days of December 12, 2000. Also includes an aggregate of 337,378 shares held by Wearnes Technology Pte. Ltd. and United Wearnes Technology Pte. Ltd. Mr. Wong is the Managing Director of Wearnes and may be deemed to be a beneficial owner of the shares held by such entities.

(9) Includes 322,630 shares issuable upon the exercise of options which are exercisable within 60 days of December 12, 2000. See notes 1 through 8 above.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held eight (8) meetings during fiscal 2000.

     The Audit Committee, consisting of Messrs. Tanigami and Wong and Ms. Alker, held three (3) meetings during fiscal 2000. The Audit Committee reviews the financial statements and the internal financial reporting system and controls of the Company with the Company's management and independent auditors, recommends resolutions for any dispute between the Company's management and its auditors, and reviews other matters relating to the relationship of the Company with its auditors.

     The Compensation Committee, consisting of Mr.Tan and Ms. Alker, held two
(2) meetings during fiscal 2000. The Compensation Committee makes recommendations to the Board of Directors regarding the Company's executive compensation policies and administers the Company's stock option plans and employee stock purchase plan.

     The Board of Directors currently has no nominating committee or committee performing a similar function.

     Each director, except for Mr. Wong, attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during fiscal 2000 and (ii) the total number of meetings held by all committees of the Board of Directors during fiscal 2000 on which such director served. Mr. Wong attended 38% of the total number of meetings of the Board of Directors and 33% of the total number of meetings of committees on which he served during fiscal 2000.

COMPENSATION OF DIRECTORS

     Non-employee directors receive $1,000 for attendance at each Board meeting and are reimbursed for all reasonable expenses incurred by them in attending Board and Committee meetings. In addition, each non-employee director is eligible to participate in the Company's 1995 Director Stock Option Plan (the "Director Plan"). Under the Director Plan, each non-employee director is automatically granted a nonstatutory option to purchase 10,000 shares of Common Stock upon the date upon which such person first becomes a non-employee director. In addition, each director who has been a non-employee director for at least six (6) months will automatically receive a nonstatutory option to purchase 2,500 shares of Common Stock upon such director's annual reelection to the Board by the stockholders. Options granted under the Director Plan have a term of ten (10) years unless terminated sooner upon termination of the optionee's status as a director or otherwise pursuant to the Director Plan. The exercise price of each option granted under the Director Plan is equal to the fair market value of the Common Stock on the date of grant. Options granted under the

Director Plan are subject to cumulative monthly vesting over a twelve (12) month period commencing at the date of grant. On February 7, 2000, Messrs. Tan, Wong and Tanigami and Ms. Alker were each granted an option under the Director Plan to purchase 2,500 shares of Common Stock at an exercise price of $15.875 per share. The options expire upon the earlier of ten (10) years from the date of grant unless terminated sooner upon termination of the optionee's status as a director.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Board of Directors currently consists of Mr. Tan and Ms. Alker, neither of whom has been or is an officer or an employee of the Company. No member of the Compensation Committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The members of the Compensation Committee of the board of Directors are Mr. Tan and Ms. Alker. All such members are non-employee directors. The Compensation Committee reviews compensation levels of senior management and recommends salaries and other compensation paid to senior management to the Company's Board of Directors for approval.

     Compensation Philosophy. The Company's executive pay programs are designed to attract and retain executives who will contribute to the Company's long-term success, to reward executives for achieving both short and long-term strategic Company goals, to link executive and stockholder interests through equity-based plans, and to provide a compensation package that recognizes individual contributions and Company performance. A meaningful portion of each executive's total compensation is intended to be variable and to relate to and be contingent upon Company performance. The Company's compensation philosophy is that cash compensation must be competitive with other semiconductor companies of comparable size in order to help motivate and retain existing staff and provide a strong incentive to achieve specific Company goals. The Company believes that the use of stock options as a long-term incentive links the interests of the employees to that of the stockholders and motivates key employees to remain with the Company to a degree that is critical to the Company's long-term success.

     Components of Executive Compensation. The two key components of the Company's senior management compensation program in fiscal 2000 were base salary and long-term incentives, represented by the Company's stock option program. The Compensation Committee utilizes an industry recognized independent annual survey of companies to determine whether the Company's senior management compensation is within the competitive range. Base salary is set for each senior manager commensurate with that person's level of responsibility and within the parameters of companies of comparable size within the semiconductor industry. Messrs. Lee, Fischer, and Doczy received no salary adjustment in fiscal 2000. Mr. Song's base annual salary was increased by $3,317 to $150,737 in October 1999. Mr. Endicott was hired in May 2000 at an annual base salary of $240,000.

     In addition to the above components of compensation, it is the policy of the Company to offer financial incentives for certain positions. For fiscal 2000, Mr. Doczy, Senior Vice President of Sales and Marketing, was paid incentive compensation of $66,288 and Mr. Endicott, President and Chief Operating Officer, was paid incentive compensation of $134,977 in connection with his offer letter.

     Stock options are generally granted when an employee joins the Company and additional options may be granted from time-to-time thereafter. The options granted to each employee generally vest over a four (4) year period. In addition to the stock option program, employees are eligible to participate in the Company's 1993 Employee Stock Purchase Plan.

     Other elements of executive compensation include participation in Company-wide medical and dental benefits, the ability to defer compensation pursuant to a 401(k) plan, and a non-qualified deferred compensation program. The Company does not match annual contributions under the 401(k) plan at this time.

The Compensation Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Section"). The Section disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1 million in any taxable year for any of the Named Executive Officers, unless such compensation is performance-based. Since the cash compensation of each of the Named Executive Officers is below the $1 million threshold and the Compensation Committee believes that any options granted under the Company's stock option plan will meet the requirements of being performance-based, the Compensation Committee believes that the Section will not reduce the tax deduction available to the Company. The Company's policy is to qualify, to the extent reasonable, its executive officers' compensation for deductibility under applicable tax laws. However, the Compensation Committee believes that its primary responsibility is to provide a compensation program that will attract, retain and reward the executive talent necessary to the Company's success. Consequently, the Compensation Committee recognizes that the loss of a tax deduction could be necessary in some circumstances.

     Mr. Jimmy Lee receives no other material compensation or benefits not provided to all executive officers.

                                          Compensation Committee of the Board of
                                          Directors

                                          Lip-Bu Tan
                                          Pauline Alker

                                 PROPOSAL TWO:

                    APPROVAL OF AMENDMENT TO 1998 STOCK PLAN

     The Company's Board of Directors and stockholders have previously adopted and approved the Company's 1998 Stock Plan (the "Stock Plan"). In October 2000, the Board of Directors approved an amendment to the Stock Plan, subject to stockholder approval, to increase the shares reserved for issuance thereunder by 500,000 shares. With this amendment, the maximum aggregate number of shares that may be optioned and sold under the Stock Plan will be (a) 1,000,000 shares, plus
(b) any shares which have been reserved but not issued under the Company's 1989 Stock Plan, and (c) any shares returned to the Company's 1989 Stock Plan as a result of the termination of options under the 1989 Stock Plan. As of December 12, 2000, prior to the proposed amendment, 620,218 shares were available for future issuance under the Stock Plan.

     At the Annual Meeting, the stockholders are being requested to consider and approve the proposed amendment to the Stock Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 500,000 shares. The Board believes that the amendment will enable the Company to continue its policy of widespread employee stock ownership as a means to motivate high levels of performance and to recognize key employee accomplishments.

     For a description of the principal features of the Stock Plan, see "Appendix A -- Description of the 1998 Stock Plan."

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

     The approval of the amendment to the Stock Plan requires the affirmative vote of a majority of the Votes Cast on the proposal at the Annual Meeting.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE AMENDMENT TO THE STOCK PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER.

                                PROPOSAL THREE:

           APPROVAL OF AMENDMENT TO 1993 EMPLOYEE STOCK PURCHASE PLAN

     The Company's Board of Directors and stockholders have previously adopted and approved the Company's 1993 Employee Stock Purchase Plan (the "ESPP"). A total of 1,700,000 shares of Common Stock are presently reserved for issuance under the ESPP. In October 2000, the Board of Directors approved an amendment to the ESPP, subject to stockholder approval, to increase the shares reserved for issuance thereunder by 250,000 shares, bringing the total number of shares issuable under the ESPP to 1,950,000 shares. As of December 12, 2000, prior to the proposed amendment, 721,859 shares were available for future issuance under the ESPP.

     At the Annual Meeting, the stockholders are being requested to consider and approve the proposed amendment to the ESPP to increase the number of shares of Common Stock reserved for issuance thereunder by 250,000 shares, bringing the total number of shares issuable under the ESPP to 1,950,000. The Board believes that the amendment will enable the Company to provide employees with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions.

     For a description of the principal features of the ESPP, see "Appendix B -- Description of the 1993 Employee Stock Purchase Plan."

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

     The approval of the amendment to the ESPP requires the affirmative vote of a majority of the Votes Cast on the proposal at the Annual Meeting.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE AMENDMENT TO THE ESPP TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER.

                                 PROPOSAL FOUR:

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected Ernst & Young, LLP, independent auditors, to audit the financial statements of the Company for the 2001 fiscal year. This nomination is being presented to the stockholders for ratification at the meeting. Ernst & Young, LLP has audited the Company's financial statements since 1990. A representative of Ernst & Young, LLP is expected to be present at the meeting, will have the opportunity to make a statement, and is expected to be available to respond to appropriate questions.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

     The affirmative vote of a majority of the Votes Cast on the proposal at the Annual Meeting is required to ratify the Board's selection. If the stockholders reject the nomination, the Board will reconsider its selection.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE 2001 FISCAL YEAR.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth all compensation received for services rendered to the Company and the Company's subsidiaries in all capacities during the last three fiscal years by (i) the Company's Chief Executive Officer and
(ii) the Company's four other Named Executive Officers:

                           SUMMARY COMPENSATION TABLE

                                                                                         LONG TERM
                                                  ANNUAL COMPENSATION(1)                COMPENSATION
                                      ----------------------------------------------    ------------
                                      FISCAL                            OTHER ANNUAL       AWARDS
    NAME AND PRINCIPAL POSITION        YEAR      SALARY     BONUS(2)    COMPENSATION      OPTIONS
    ---------------------------       ------    --------    --------    ------------    ------------
Jimmy S.M. Lee......................   2000     $267,800         --           --           72,000
  Chief Executive Officer              1999      258,267         --           --          176,390
                                       1998      257,395         --           --               --
Thomas C. Endicott..................   2000       96,923    134,977        3,000          240,000
  President and Chief Operating
     Officer                           1999           --         --           --               --
                                       1998           --         --           --               --
Gary L. Fischer.....................   2000      190,000         --           --           32,000
  Executive Vice President and Chief   1999      184,885         --           --          109,750
  Financial Officer                    1998      185,554         --           --               --
Thomas Doczy........................   2000      157,539     66,288           --           24,000
  Senior Vice President Sales and      1999      152,930         --           --          108,500
  Marketing
Paul Jei-Zen Song...................   2000      150,686      5,500        1,524           29,000
  Senior Vice President Engineering    1999      146,661         --           --           78,044

---------------
(1) Excludes perquisites and other personal benefits which for each Named Executive Officer did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for such officer.

(2) Includes incentive awards earned for performance in the fiscal year noted even though such amounts are payable in subsequent years. Excludes incentive awards paid in the fiscal year noted but earned in prior years.

                       OPTION GRANTS IN FISCAL YEAR 2000

     The following table sets forth information concerning grants of stock options to each of the Named Executive Officers during the fiscal year ended September 30, 2000.

                                               INDIVIDUAL GRANTS(1)
                                  -----------------------------------------------     POTENTIAL REALIZABLE
                                             % OF TOTAL                               VALUE AT ANNUAL RATES
                                              OPTIONS                                    OF STOCK PRICE
                                             GRANTED TO    EXERCISE                     APPRECIATION FOR
                                             EMPLOYEES      OR BASE                      OPTION TERM(2)
                                  OPTIONS    IN FISCAL     PRICE PER   EXPIRATION    -----------------------
              NAME                GRANTED       YEAR         SHARE        DATE           5%          10%
              ----                -------   ------------   ---------   ----------    ----------   ----------
Jimmy S.M. Lee..................   35,000        2.2%      $  6.375     10/18/09     $  140,322   $  355,604
                                   12,000        0.8%        13.8125    02/01/10        104,239      264,163
                                   25,000        1.6%        18.5625    04/14/10        291,846      739,596
Thomas C. Endicott..............  240,000       15.5%      $ 24.875     05/26/10     $3,754,501   $9,514,642
Gary L. Fischer.................   10,000        0.6%      $  6.375     10/18/09     $   40,092   $  101,601
                                   10,000        0.6%        13.8125    02/01/10         86,086      220,136
                                   12,000        0.8%        18.5625    04/14/10        140,086      355,006
Thomas Doczy....................   12,000        0.8%      $  5.875     10/26/09     $   44,337   $  112,359
                                    7,000        0.4%        13.8125    02/01/10         60,806      154,095
                                    5,000        0.3%        18.5625    04/14/10         58,369      147,919
Paul Jei-Zen Song...............   12,000        0.8%      $  5.875     10/26/09     $   44,337   $  112,359
                                    8,000        0.5%        13.8125    02/01/10         69,493      176,109
                                    9,000        0.6%        18.5625    04/14/10        105,065      266,255

---------------
(1) Each of these options was granted pursuant to the authorized stock plans and is subject to the terms of such plans. These options were granted at an exercise price equal to the fair market value of the Company's Common Stock as determined by the Board of Directors of the Company on the date of grant and, as long as the optionee maintains continuous employment with the Company, generally vest over a four year period at the rate of one-fourth of the shares on the first anniversary of the date of grant and 1/48 of the remaining shares per month thereafter.

(2) In accordance with the rules of the Securities and Exchange Commission (the "Commission"), shown are the hypothetical gains or "option spreads" that would exist for the respective options. These gains are based on assumed rates of annual compounded stock price appreciation of 5% and 10% from the date the option was granted over the full option term. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Commission and do not represent the Company's estimate or projection of future increases in the price of its Common Stock.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth certain information concerning options exercised by the Named Executive Officers in fiscal 2000, and exercisable and unexercisable stock options held by each of the Named Executive Officers as of September 30, 2000.

                                                                     FISCAL YEAR-END OPTION VALUES
                                                       ---------------------------------------------------------
                                                                                        VALUE OF UNEXERCISED
                                                          NUMBER OF UNEXERCISED        IN-THE-MONEY OPTIONS AT
                                SHARES                 OPTIONS AT FISCAL YEAR END        FISCAL YEAR END(1)
                              ACQUIRED ON    VALUE     ---------------------------   ---------------------------
            NAME               EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
            ----              -----------   --------   -----------   -------------   -----------   -------------
Jimmy S.M. Lee..............    13,390      $198,339     133,375        101,625      $1,462,088      $622,492
Thomas C. Endicott..........        --            --          --        240,000              --            --
Gary L. Fischer.............    24,060       617,407       2,628         56,312          18,209       368,952
Thomas Doczy................    38,750       777,683      35,104         48,646         384,805       389,752
Paul Jei-Zen Song...........        --            --      21,937         49,687         238,935       348,098

---------------
(1) The value of an "in the money" option represents the difference between the exercise price of such option and the fair market value of the Company's Common Stock at September 30, 2000, multiplied by the total number of shares subject to the option.

               COMPARISON OF TOTAL CUMULATIVE STOCKHOLDER RETURN

     The following graph sets forth the Company's total cumulative stockholder return compared to the Standard & Poor's 500 Index, the Standard & Poor's Semiconductor Index, and the Philadelphia Semiconductor Index for the period February 3, 1995 (the date of the Company's initial public offering) through September 30, 2000. Total stockholder return assumes $100 invested at the beginning of the period in the Common Stock of the Company, the stocks represented in the Standard & Poor's 500 Index, the stocks represented in the Standard & Poor's Semiconductor Index, and the stocks represented in the Philadelphia Semiconductor Index, respectively. Total return also assumes reinvestment of dividends; the Company has paid no dividends on its Common Stock.

     Historical stock price performance should not be relied upon as indicative of future stock price performance.
[PERFORMANCE GRAPH]

                                                ISSI                 S&P 500                S&P SEMI                 SOX
                                                ----                 -------                --------                 ---
2/3/95                                         100.00                 100.00                 100.00                 100.00
                                               150.00                 101.83                 102.83                 111.08
3/31/95                                        184.21                 104.61                 106.93                 119.48
                                               202.63                 107.54                 120.95                 135.11
                                               213.82                 111.44                 130.86                 146.63
6/30/95                                        275.00                 113.81                 148.60                 167.13
                                               363.16                 117.43                 161.82                  96.63
                                               261.84                 117.39                 160.17                  94.40
9/29/95                                        196.05                 122.10                 160.98                  94.21
                                               164.81                 121.49                 157.06                  87.19
                                               126.32                 126.48                 138.62                  77.92
12/29/95                                        88.07                 128.68                 124.80                  68.72
                                                86.18                 132.88                 117.62                  63.95
                                                71.05                 133.80                 120.70                  63.76
3/29/96                                         69.74                 134.86                 117.38                  60.27
                                                87.50                 136.67                 137.45                  70.58
                                                78.62                 139.80                 145.61                  70.52
6/28/96                                         60.53                 140.11                 135.81                  59.83
                                                53.95                 133.70                 131.57                  53.41
                                                46.71                 136.22                 141.97                  58.04
9/30/96                                         60.20                 143.60                 169.52                  64.20
                                                42.76                 147.35                 186.26                  64.08
                                                52.63                 158.16                 220.19                  81.60
12/31/96                                        45.39                 154.76                 223.89                  82.30
                                                51.65                 164.25                 277.26                  98.88
                                                48.03                 165.22                 250.05                  89.98
3/31/97                                         45.07                 158.18                 248.28                  92.08
                                                38.16                 167.42                 270.27                  97.01
                                                51.32                 177.23                 271.74                 106.60
6/30/97                                         39.97                 184.93                 253.43                 104.71
                                                61.84                 199.38                 322.19                 125.43
                                                76.97                 187.92                 322.50                 127.81
9/30/97                                         58.55                 197.91                 326.79                 130.69
                                                52.63                 191.09                 268.26                 103.39
                                                51.65                 199.61                 266.07                  99.54
12/31/97                                        40.13                 202.75                 240.48                  90.29
                                                52.63                 204.81                 280.28                  99.02
                                                55.26                 219.23                 304.60                 108.37
3/31/98                                         47.70                 230.18                 270.67                 102.30
                                                46.71                 232.27                 285.43                 108.19
                                                36.84                 227.90                 245.00                  88.81
6/30/98                                         36.84                 236.89                 256.04                  84.23
                                                26.48                 234.14                 286.54                  87.38
                                                15.29                 200.00                 236.53                  66.26
9/30/98                                         21.05                 212.48                 282.81                  72.87
                                                22.21                 229.54                 303.84                  89.94
                                                16.45                 243.11                 363.86                 104.85
12/31/98                                        16.45                 256.82                 402.25                 120.06
                                                17.11                 267.35                 481.19                 143.99
                                                14.64                 258.72                 409.12                 122.01
3/31/99                                         14.47                 268.76                 409.16                 126.97
                                                15.79                 278.95                 417.54                 126.81
                                                13.82                 271.99                 387.55                 132.93
6/30/99                                         30.59                 286.79                 442.93                 165.91
                                                35.86                 277.60                 501.86                 169.17
                                                56.91                 275.87                 592.36                 178.76
9/30/99                                         51.65                 267.99                 546.36                 170.92
                                                36.84                 284.75                 574.23                 190.36
                                                47.86                 290.18                 586.89                 208.70
12/31/99                                        87.17                 306.96                 629.74                 241.30
                                                74.34                 291.34                 723.92                 266.47
                                               146.38                 285.48                 918.59                 400.86
3/31/00                                        154.28                 313.09                1009.78                 404.77
                                               160.86                 303.45                 989.56                 401.26
                                               156.25                 296.80                 942.68                 341.94
6/30/00                                        200.00                 303.90                1000.65                 390.61
                                               110.53                 298.94                 943.28                 340.37
                                               154.61                 317.08                1079.79                 394.87
9/29/00                                         74.67                 300.12                 691.93                 291.64

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely on its review of copies of filings under Section 16(a) of the Securities Exchange Act of 1934, as amended, received by it, or written representations from certain reporting persons, the Company believes that during fiscal 2000, all Section 16 filing requirements were met, except that Thomas E. Endicott, President and Chief Operating Officer, Thomas C. Doczy, Senior Vice President of Sales and Marketing, and Paul Jei-Zen Song, Senior Vice President of Engineering each filed a late Form 3.

                              CERTAIN TRANSACTIONS

     For the year ended September 30, 2000 and the nine months ended September 30, 1999, the Company sold approximately $921,000 and $1,412,000, respectively, of memory products to ICSI. The Company currently owns approximately 39% of ICSI. Jimmy S.M. Lee, Chairman of the Board and Chief Executive Officer of ISSI, is a director of ICSI. At September 30, 2000 and 1999, the Company had an accounts receivable balance from ICSI of approximately $709,000 and $1,915,000, respectively.

     The Company also purchases goods and contract manufacturing services from ICSI. For the year ended September 30, 2000 and the nine months ended September 30, 1999, purchases of goods and services from ICSI were approximately $74,001,000 and $55,840,000, respectively. At September 30, 2000 and 1999, the
Company had an accounts payable balance to ICSI of approximately $12,997,000 and $9,231,000, respectively.

     For the year ended September 30, 2000 and the eleven months ended September 30, 1999, the Company sold approximately $208,000 and $1,542,000, respectively, of memory products to NexFlash. The Company currently owns approximately 32% of NexFlash. Jimmy S.M. Lee is Chairman of the Board of NexFlash. In addition, the Company received approximately $180,000 and $167,000 in sublease income from NexFlash in the years ended September 30, 2000 and 1999, respectively. At September 30, 2000 and 1999, the Company had an accounts receivable balance from NexFlash of approximately $343,000 and $1,291,000, respectively.

     The Company also purchases goods and services from NexFlash. For the year ended September 30, 2000 and the eleven months ended September 30, 1999, purchases of goods and services were approximately $391,000 and $0, respectively. At September 30, 2000 and 1999, the Company had an accounts payable balance to NexFlash of approximately $46,000 and $0, respectively.

     For the year ended September 30, 2000, the Company provided goods and services to GetSilicon.Net of approximately $595,000. The Company currently owns approximately 32% of GetSilicon.Net. Jimmy S.M. Lee is Chairman of the Board of GetSilicon.Net. At September 30, 2000, the Company had an accounts receivable balance from GetSilicon.Net of approximately $474,000.

     As of September 30, 2000, the Company owned approximately 2.67% of WaferTech, LLC, a wafer fabrication facility. In November 2000, the Company agreed to sell its interest in WaferTech to TSMC for approximately $40.0 million. The transaction is expected to close by December 31, 2000. Jimmy S.M. Lee is a director of WaferTech.

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors of the Company may recommend.

                                          THE BOARD OF DIRECTORS

Santa Clara, California
January 6, 2001

                                                                      APPENDIX A

                       DESCRIPTION OF THE 1998 STOCK PLAN

     General. The Company's 1998 Stock Plan (the "Stock Plan") was adopted by the Board of Directors on October 29, 1998 and approved by the Company's stockholders in February 1999. The Stock Plan authorizes the Board, or one or more committees which the Board may appoint from among its members (the "Committee"), to grant stock options or stock purchase rights ("SPRs"). Options granted under the Stock Plan may be either Incentive Stock Option ("ISOs") as defined in Section 422 of the Code, or Nonstatutory Stock Options ("NSOs"), as determined by the Board or the Committee.

     Prior to the proposed amendment to the Stock Plan to be voted on at the Annual Meeting, the maximum aggregate number of shares of Common Stock which may be optioned and sold under the Stock Plan is 500,000 shares plus any shares which have been reserved but unissued under the 1989 Stock Option Plan (the "Option Plan") and any shares returned to the Option Plan as a result of the termination of options under the Option Plan. The shares reserved under the Stock Plan may be authorized, but unissued, or reacquired Common Stock. In October 2000, the Board of Directors approved an amendment to the Stock Plan, subject to stockholder approval, to increase the shares reserved for issuance thereunder by 500,000 shares.

     Purpose. The general purpose of the Stock Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors, and Consultants and to promote the success of the Company's business.

     Administration. The Stock Plan may be administered by the Board or the Committee. Subject to the other provisions of the Stock Plan, the Board or the Committee has the authority to: (i) interpret the Stock Plan and apply its provisions; (ii) prescribe, amend or rescind rules and regulations relating to the Stock Plan; (iii) select the persons to whom Options and SPRs are to be granted; (iv) determine the number of shares to be made subject to each Option and SPR; (v) determine whether and to what extent Options and SPRs are to be granted; and (vi) prescribe the terms and conditions of each Option and SPR (including the exercise price, whether an Option will be classified as an ISO or a NSO and the provisions of the Stock Option or Stock Purchase Agreement to be entered into between the Company and the grantee). All decisions, interpretations and other actions of the Board or Committee shall be final and binding on all holders of Options and SPRs and on all persons deriving their rights therefrom.

     Eligibility. The Stock Plan provides that Options and Stock Purchase Rights may be granted to the Company's Employees, Directors, and Consultants (as such terms are defined in the Stock Plan). ISOs may be granted only to Employees. Any Optionee who owns more than 10% of the combined voting power of all classes of outstanding stock of the Company or any Parent or Subsidiary is not eligible for the grant of an ISO unless the Exercise Price of the Option is at least 110% of the fair market value of the Common Stock on the date of grant.

     The Stock Plan provides that no employee shall be granted, in any fiscal year of the Company, options to purchase more than 250,000 shares of Common Stock. In connection with an employee's initial employment, the employee may be granted options to purchase up to an additional 250,000 shares of Common Stock.

     Terms and Conditions of Options. Each Option granted under the Stock Plan is evidenced by a written stock option agreement between the Optionee and the Company and is subject to the following terms and conditions:

          (a) Exercise Price. The Board determines the exercise price of Options to purchase shares of Common Stock at the time the Options are granted. However, excluding Options issued to 10% Stockholders, the exercise price under an ISO must not be less than 100% of the fair market value of the Common Stock on the date the Option is granted. Generally, the fair market value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the Nasdaq National Market on the last market trading day prior to the date of determination.

          (b) Form of Consideration. The means of payment for shares issued upon exercise of an Option is specified in each stock option agreement and generally may be made by cash, check, promissory note, other shares of Common Stock of the Company owned by the Optionee, delivery of an exercise notice together with irrevocable instructions to a broker to deliver the exercise price to the Company from the sale or loan proceeds, reduction in the amount of any Company liability to the Optionee, or by a combination thereof, or such other consideration and method of payment for the issuance of shares to the extent permitted by applicable laws.

          (c) Exercise of the Option. Each stock option agreement will specify the term of the Option and the date when the Option is to become exercisable. However, in no event shall an Option granted under the Stock Plan be exercised more than ten (10) years after the date of grant. Moreover, in the case of an ISO granted to a 10% Stockholder, the term of the Option shall be for no more than five (5) years from the date of grant.

          (d) Termination of Continuous Status. In the event of termination of an Optionee's Continuous Status as an Employee, Director, or Consultant with the Company (as the case may be), such Optionee may, but only within three (3) months following the Optionee's termination (or within such other period of time as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and such time period not exceeding ninety (90) days) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (e) Disability. In the even of termination of an Optionee's Continuous Status as an Employee, Director, or Consultant as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months (or within such other period of time as is determined by the Board) from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (f) Death. In the event of the death of an Optionee while Optionee is an Employee, Director, or Consultant, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of death, or if Optionee's estate does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (g) Termination of Options. Each stock option agreement will specify the term of the Option and the date when all or any installment of the Option is to become exercisable. Notwithstanding the foregoing, however, the term of an ISO shall not exceed ten (10) years from the date of grant. No Options may be exercised by any person after the expiration of its term.

          (h) Nontransferability of Options. Unless determined otherwise by the Administrator, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

          (i) Value Limitation. If the aggregate Fair Market Value of all shares of Common Stock subject to an Optionee's ISO which are exercisable for the first time during any calendar year under all plans of the Company or any Parent or Subsidiary exceeds $100,000, such excess Options shall be treated as NSOs.

          (j) Buyout Provisions. The Board or Committee may at any time offer to buy out for a payment in cash or shares, an Option previously granted, based on such terms and conditions as the Board or Committee shall establish and communicate to the Optionee at the time that such offer is made.

     Stock Purchase Rights. The Stock Plan permits the Company to grant rights to purchase Common Stock either alone or in combination with other awards granted under the Stock Plan or in combination with cash awards made outside of the Stock Plan. After the Board or Committee determines that it will offer Stock Purchase Rights under the Stock Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of shares that the offeree shall be entitled to purchase, the price to be paid and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Board or Committee.

     Unless the Board or Committee determines otherwise, the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Board or Committee may determine.

     Adjustments Upon Changes in Capitalization or Merger. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option or SPR, and the number of shares of Common Stock which have been authorized for issuance under the Stock Plan but as to which no Options or SPRs have yet been granted or which have been returned to the Stock Plan upon cancellation or expiration of an Option or SPR, as well as the price per share of Common Stock covered by each such outstanding Option or SPR, shall be proportionately adjusted for an any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or SPR.

     In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee, as soon as practicable prior to the effective date of such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

     In the event of a merger of the Company with or into another corporation, the Option or SPR may be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation does not agree to assume the Option or SPR or to substitute an equivalent option, the Board shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option or SPR as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option or SPR fully exercisable in lieu of assumption or substitution in the event of a merger, the Board shall notify the Optionee that the Option or SPR shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or SPR will terminate upon the expiration of such period.

     Amendments, Suspensions and Termination of the Option Plan. The Board may amend, alter, suspend or discontinue the Stock Plan at any time, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee unless mutually agreed otherwise between the Optionee and the Board in a writing signed by the Optionee and the Company. The Company shall obtain stockholder approval for any Stock Plan amendment to the extent necessary to comply with applicable laws. In any event, the Stock Plan will terminate automatically in 2008.

     Federal Tax Information for Stock Plan. Options granted under the Stock Plan may be either ISOs or NSOs.

     An Optionee who is granted an ISO will not recognize taxable income either at the time the Option is granted or upon its exercise, although the exercise may subject the Optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two (2) years after grant of the Option and one
(1) year after exercise of the Option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the Optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares on the date of exercise and (ii) the sale price of the shares. A different rule for measuring ordinary income upon such premature disposition may apply if the Optionee is also an Officer, Director, or 10% Stockholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the Optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

     All Options which do not qualify as ISOs are referred to as NSOs. An Optionee will not recognize any taxable income at the time he or she is granted an NSO. However, upon its exercise, the Optionee will recognize ordinary income generally measured as the excess of the then Fair Market Value of the shares purchased over the purchase price. Any ordinary income recognized in connection with an Option exercise by an Optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the Optionee, any difference between the sales price and the Optionee's purchase price, to the extent not recognized as ordinary income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the Optionee with respect to shares acquired upon exercise of an NSO.

     Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is generally purchased upon the exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of
Section 83 of the Code. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when a stock ceases to be subject to a substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to the Company's right to repurchase the stock upon the purchaser's termination of employment with the Company. At such times, the purchaser will recognize ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture.

     The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company. Different rules may apply if the purchaser is also an officer, director, or 10% shareholder of the Company.

     THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE OPTIONEE AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS UNDER THE STOCK PLAN, DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE OPTIONEE'S

DEATH OR THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE OPTIONEE MAY RESIDE.

     Stock Plan Benefits. The Company is unable to predict the amount of benefits that will be received by or allocated to any particular participant under the Stock Plan. The following table sets forth the dollar amount and the number of shares granted under the Option Plan during the last fiscal year to
(i) each of the Company's Named Executive Officers, (ii) all executive officers as a group, (iii) all non-employee directors as a group and (iv) all employees other than executive officers as a group.

                           STOCK PLAN BENEFITS TABLE

                                                              NUMBER OF
                                                                SHARES      DOLLAR VALUE
                     NAME AND POSITION                        GRANTED(1)     OF GRANTS
                     -----------------                        ----------    ------------
Jimmy S.M. Lee..............................................     72,000     $   852,938
  Chief Executive Officer
Thomas C. Endicott..........................................    240,000       5,970,000
  President and Chief Operating Officer
Gary L. Fischer.............................................     32,000         424,625
  Executive Vice President and Chief Financial Officer
Thomas Doczy................................................     24,000         260,000
  Senior Vice President, Sales and Marketing
Paul Jei-Zen Song...........................................     29,000         348,062
  Senior Vice President, Engineering
All Executive Officers as a Group (5 persons)...............    397,000       7,855,625
All Non-employee Directors as a Group (4 persons)...........     10,000         158,750
All Employees other than Executive Officers as a Group......  1,143,099      17,107,952

---------------
(1) The dollar value of option grants under the Option Plan was computed by multiplying the number of shares subject to the option times the exercise price of the option. All options granted under the Option Plan were granted at an exercise price equal to the fair market value of the Common Stock on the date of grant.

                                                                      APPENDIX B

              DESCRIPTION OF THE 1993 EMPLOYEE STOCK PURCHASE PLAN

     General. The 1993 Employee Stock Purchase Plan (the "ESPP") was adopted by the Board of Directors in March 1993 and was activated in February 1995 in connection with the Company's initial public offering. Prior to the proposed amendment to the ESPP to be voted on at the Annual Meeting, a total of 1,700,000 shares of Common Stock have been reserved for issuance under the ESPP. In October 2000, the Board of Directors approved an amendment to the ESPP, subject to stockholder approval, to increase the shares reserved for issuance thereunder by 250,000 shares, bringing the total number of shares issuable under the ESPP to 1,950,000 shares. The purpose of the ESPP is to provide employees with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions.

     Administration. The ESPP may be administered by the Board or a committee appointed by the Board. All questions of interpretation or application of the ESPP are determined by the Board or its appointed committee, and its decisions are final, conclusive and binding upon all participants.

     Eligibility. Each Employee of the Company (including officers), who works at least 20 hours per week and more than five (5) months in any calendar year, is eligible to participate in the ESPP if so employed on the first day of an Offering Period; provided, however, that certain limitations imposed by Section 423(b) of the Code and limitations on stock ownership as set forth in the ESPP may apply. Eligible Employees become participants in the ESPP by filing with the Company a subscription agreement authorizing payroll deductions prior to the first day of each Offering Period unless a different time for filing the subscription agreement has been set by the Board. Participation in an Offering. The ESPP has consecutive and overlapping twenty-four month offering periods that begin every six months (the "Offering Periods"). Each twenty-four month Offering Period includes four six-month purchase periods (each a "Purchase Period"), during which payroll deductions are accumulated and, at the end of which, shares of Common Stock are purchased with a participant's accumulated payroll deductions. The Board has the power to change the duration of future Offering Periods, if such change is made at least five days prior to the scheduled beginning of the first Offering Period to be affected. To participate in the ESPP, an eligible Employee must authorize payroll deductions pursuant to the ESPP. Such payroll deductions may not exceed 10% of a participant's compensation during the Offering Period. Once an Employee becomes a participant in the ESPP, the Employee will automatically participate in each successive Offering Period until such time as the Employee withdraws from the ESPP or the Employee's employment with the Company terminates. At the beginning of each Offering Period, each participant is automatically granted an option to purchase shares of the Company's Common Stock. The option expires at the end of the Offering Period or upon termination of employment, whichever is earlier, but is exercised at the end of each Purchase Period to the extent of the payroll deductions accumulated during such Purchase Period. In no event shall a participant be permitted to purchase during each Purchase Period more than a number of Shares determined by dividing $12,500 by the Fair Market Value of a share of the Company's Common Stock on the first day of the Offering Period, subject to exceptions and limitations stated in the ESPP.

     Purchase Price, Shares Purchased. Shares of Common Stock may be purchased under the ESPP at a Purchase Price not less than 85% of the lesser of the Fair Market Value of the Common Stock on (i) the first day of the Offering Period or
(ii) the last day of the Purchase Period. The Fair Market Value of the Common Stock on any relevant date will be the closing price per share as reported on the Nasdaq National Market (or the mean of the closing bid and asked prices, if no sales were reported) as quoted on such exchange or reported in The Wall Street Journal. The number of shares of Common Stock a participant purchases in each Offering Period is determined by dividing the total amount of payroll deductions withheld from the participant's compensation prior to the last day of the Purchase Period by the Purchase Price.

     Termination of Employment. Termination of a participant's employment for any reason, including disability or death, or the failure of the participant to remain in the continuous scheduled employ of the Company for at least 20 hours per week, cancels his or her option and participation in the ESPP immediately.

In such event, the payroll deductions credited to the participant's account will be returned to him or her or, in the case of death, to the person or persons entitled thereto as provided in the ESPP.

  Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

     Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares reserved under the ESPP as well as the price per share of Common Stock covered by each option under the ESPP which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

     Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, any Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

     Merger or Asset Sale. In the event of any merger, consolidation, acquisition of assets or like occurrence involving the Company, each option under the ESPP shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event the successor corporation refuses to assume or substitute for the options, the Board shall shorten any Purchase Periods and Offering Periods then in progress by setting a new Exercise Date (the "New Exercise Date") and any Offering Periods shall end on the New Exercise Date. The New Exercise Date shall be prior to the merger, consolidation or asset sale. If the Board shortens any Purchase Periods and Offering Periods then in progress, the Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date has been changed to the New Exercise Date and that all options will be exercised automatically on the New Exercise Date, unless the participant has already withdrawn from the Offering Period.

     Amendment and Termination of the Plan. The Board of Directors may at any time terminate or amend the ESPP. An Offering Period may be terminated by the Board of Directors at the end of any Purchase Period if the Board determines that termination of the ESPP is in the best interests of the Company and its stockholders. Generally, no such termination can affect options previously granted. No amendment shall be effective unless it is approved by the holders of a majority of the votes cast at a duly held stockholders' meeting, if such amendment would require stockholder approval in order to comply with Section 423 of the Code. The ESPP will terminate in 2003.

     Withdrawal. Generally, a participant may withdraw from an Offering Period at any time by written notice without affecting his or her eligibility to participate in future Offering Periods. However, once a participant withdraws from a particular Offering Period, that participant may not participate again in the same Offering Period. To participate in a subsequent Offering Period, the participant must deliver to the Company a new subscription agreement.

     Federal Tax Information for ESPP. The ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the ESPP are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two (2) years from the first day of the Offering Period, the participant will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (ii) an amount equal to 15% of the fair market value of the shares as of the first day of the Offering Period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above.

     THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANT AND THE COMPANY WITH RESPECT TO THE SHARES PURCHASED UNDER THE ESPP. REFERENCE SHOULD BE MADE TO THE APPLICABLE PROVISIONS OF THE CODE. IN ADDITION, THE SUMMARY DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT'S DEATH OR THE INCOME TAX LAWS OF ANY STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

     ESPP Benefits. The Company is unable to predict the amount of benefits that will be received by or allocated to any particular participant under the ESPP. The following table sets forth the dollar amount and the number of shares purchased under the ESPP during the last fiscal year to (i) each of the Company's Named Executive Officers, (ii) all executive officers as a group,
(iii) all non-employee directors as a group and (iv) all employees other than executive officers as a group.

                              ESPP BENEFITS TABLE

                                                               NUMBER     VALUE OF SHARES
                            NAME                              OF SHARES    PURCHASED(1)
                            ----                              ---------   ---------------
Jimmy S.M. Lee..............................................     6,557      $  109,296
Thomas C. Endicott..........................................        --              --
Gary L. Fischer.............................................     5,864         102,987
Thomas Doczy................................................     5,162          89,881
Paul Jei-Zen Song...........................................     4,634          81,439
All executive officers as a group (5 persons)...............    22,217         383,603
All non-employee directors as a group (4 persons)...........        --              --
All employees other than executive officers as a group......   212,746       3,785,673

---------------
(1) The dollar value of shares purchased under the ESPP was computed by multiplying the number of shares purchased times the market price of the Common Stock on the purchase date. In accordance with the terms of the ESPP, the shares of Common Stock were purchased at a price equal to 85% of the lesser of the fair market value of the Common Stock on the first day of the Offering Period or the last day of the Purchase Period.

                        INTEGRATED SILICON SOLUTION, INC.

                                 1998 STOCK PLAN

        1. Purposes of the Plan. The purposes of this 1998 Stock Plan are:

                - to attract and retain the best available personnel for positions of substantial responsibility,
                - provide additional incentive to Employees, Directors and Consultants, and
                -       To promote the success of the Company's business.

        Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

        2. Definitions. As used herein, the following definitions shall apply:

               (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

               (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

               (c) "Board" means the Board of Directors of the Company.

               (d) "Code" means the Internal Revenue Code of 1986, as amended.

               (e) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

               (f) "Common Stock" means the common stock of the Company.

               (g) "Company" means Integrated Silicon Solution, Inc., a Delaware corporation.

               (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

               (i) "Director" means a member of the Board.

               (j) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

               (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

               (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                   (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                   (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                   (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

               (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

               (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

               (p) "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

               (q) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

               (r) "Option" means a stock option granted pursuant to the Plan.

               (s) "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

               (t) "Option Exchange Program" means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

               (u) "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

               (v) "Optionee" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

               (w) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

               (x) "Plan" means this 1998 Stock Plan.

               (y) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

               (z) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

               (aa) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

               (bb) "Section 16(b)" means Section 16(b) of the Exchange Act.

               (cc) "Service Provider" means an Employee, Director or
Consultant.

               (dd) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

               (ee) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

               (ff) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is (a) One Million (1,000,000) Shares, plus (b) any Shares which have been reserved but unissued under the Company's 1989 Stock Plan (the "1989 Plan") as of the date of stockholder approval of this Plan, and (c) any Shares returned to the 1989 Plan after the date of stockholder approval of this Plan as a result of the termination of options under the 1989 Plan. The Shares may be authorized, but unissued, or reacquired Common Stock.

        If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

        4. Administration of the Plan.

               (a) Procedure.

                   (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Service Providers.

                   (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                   (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                   (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

               (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                   (i) to determine the Fair Market Value;

                   (ii) to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

                   (iii) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

                   (iv) to approve forms of agreement for use under the Plan;

                   (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                   (vi) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

                   (vii) to institute an Option Exchange Program;

                   (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

                   (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                   (x) to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                   (xi) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

                   (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

                   (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

               (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

        5. Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

        6. Limitations.

               (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

               (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

               (c) The following limitations shall apply to grants of Options:

                   (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 250,000 Shares.

                   (ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 250,000 Shares which shall not count against the limit set forth in subsection (i) above.

                   (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 13.

                   (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

        7. Term of Plan. Subject to Section 19 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

        8. Term of Option. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

        9. Option Exercise Price and Consideration.

               (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                   (i) In the case of an Incentive Stock Option

                       (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                       (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                   (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                   (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

               (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

               (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                   (i) cash;

                   (ii) check;

                   (iii) promissory note;

                   (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                   (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

                   (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                   (vii) any combination of the foregoing methods of payment; or

                   (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

        10. Exercise of Option.

               (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.
An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan. Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

               (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

        11. Stock Purchase Rights.

               (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

               (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

               (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

               (d) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

        12. Non-Transferability of Options and Stock Purchase Rights. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

        13. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

               (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

               (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

               (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or

Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

        14. Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

        15. Amendment and Termination of the Plan.

               (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

               (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

               (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

        16. Conditions Upon Issuance of Shares.

               (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

               (b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such

Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

        17. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        19. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                       INTEGRATED SILICON SOLUTION, INC.

                        1993 EMPLOYEE STOCK PURCHASE PLAN


        The following constitute the provisions of the 1993 Employee Stock Purchase Plan of Integrated Silicon Solution, Inc.

        1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

        2. Definitions.

               (a) "Affiliate Employee" shall mean any Employee who is an officer or director of the Company.

               (b) "Board" shall mean the Board of Directors of the Company.

               (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

               (d) "Common Stock" shall mean the Common Stock of the Company.

               (e) "Company" shall mean Integrated Silicon Solution, Inc., and any Designated Subsidiary of the Company.

               (f) "Compensation" shall mean all base straight time gross earnings, including commissions, but exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, and other compensation.

               (g) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

               (h) "Employee" shall mean any individual who is an employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

               (i) "Enrollment Date" shall mean the first day of each Offering Period.

               (j) "Exercise Date" shall mean the last day of each Purchase Period.

               (k) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

                      (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sale price for the Common Stock (or the mean of the closing bid and asked prices, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                      (2) If the Common Stock is quoted on the NASDAQ system (but not on the National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                      (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

               (l) "Non-Affiliate Employee" shall mean any Employee who is not an officer or director of the Company.

               (m) "Offering Period" shall mean, for Non-Affiliate Employees, the period of approximately twenty-four (24) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after February 1 and August 1 of each year and terminating on the last Trading Day in the period ending twenty-four (24) months later. For Affiliate Employees, Offering Period shall mean the period of approximately twelve (12) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after February 1 or August 1 of each year and terminating on the last Trading Day in the period ending twelve (12) months later. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

               (n) "Plan" shall mean this Employee Stock Purchase Plan.

               (o) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

               (p) "Purchase Period" shall mean the approximately six month period commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date.

               (q) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

               (r) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

               (s) "Trading Day" shall mean a day on which national stock exchanges and the NASDAQ System are open for trading.

        3. Eligibility.

               (a) Any Employee (as defined in Section 2(h)), who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

               (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

        4. Offering Periods. The Plan shall be implemented by consecutive, overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after February 1 and August 1 each year, or on such other dates as the Board shall determine, and continuing thereafter until terminated in accordance with Section 19 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement and termination dates thereof) with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

        5. Participation.

               (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office prior to the applicable Enrollment Date.

               (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

        6. Payroll Deductions.

               (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period, and the aggregate of such payroll deductions during the Offering Period shall not exceed ten percent (10%) of the participant's Compensation during said Offering Period.

               (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

               (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

               (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to 0% at such time during any Purchase Period which is scheduled to end during the current calendar year (the "Current Purchase Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Purchase Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Purchase Period equal $21,250. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

               (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

        7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Purchase Period more than a number of Shares determined by dividing $12,500 by the Fair Market Value of a share of the Company's Common Stock on the Enrollment Date (except if there is only one Purchase Period in a calendar year, in which case the dollar limit in the preceding equation shall be $25,000 instead of $12,500), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in
Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof, and shall expire on the last day of the Offering Period.

        8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

        9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

        10. Withdrawal; Termination of Employment.

               (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

               (b) Upon a participant's ceasing to be an Employee (as defined in Section 2(h) hereof), for any reason, including by virtue of him or her having failed to remain an Employee of the Company for at least twenty (20) hours per week during an Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under
Section 14 hereof, and such participant's option will be automatically terminated.

        11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

        12. Stock.

               (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be One Million Nine Hundred Fifty Thousand (1,950,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

               (b) The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

               (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

        13. Administration.

               (a) Administrative Body. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties. Members of the Board who are eligible Employees are permitted to participate in the Plan, provided that:

                   (1) Members of the Board who are eligible to participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan.

                   (2) If a Committee is established to administer the Plan, no member of the Board who is eligible to participate in the Plan may be a member of the Committee.

               (b) Rule 16b-3 Limitations. Notwithstanding the provisions of Subsection (a) of this Section 13, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.

        14. Designation of Beneficiary.

               (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

               (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

        15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

        16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

        17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

        18. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

               (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

               (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Periods will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

               (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Periods then in progress by setting a new Exercise Date (the "New Exercise Date") or to cancel each outstanding right to purchase and refund all sums collected from participants during the Offering Period then in progress. If the Board shortens the Offering Periods then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Periods as provided in Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger.

               The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event the Company effects one or more reorganizations, recapitalization, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

        19. Amendment or Termination.

               (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

               (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

        20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

        21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

               As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

        22. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19 hereof.

        23. Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to
Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

        24. Automatic Transfer to Low Price Offering Period. To the extent permitted by Rule 16b-3 of the Exchange Act, if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.

                                    EXHIBIT A

                        INTEGRATED SILICON SOLUTION, INC.
                        1993 EMPLOYEE STOCK PURCHASE PLAN
                             SUBSCRIPTION AGREEMENT




_____ Original Application                                Enrollment Date:
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary(ies)


1. ____________________________ (name) hereby elects to participate in the Integrated Silicon Solution, Inc. 1993 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of _____________% of my Compensation on each payday (1-10%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete "Integrated Silicon Solution, Inc. 1993 Employee Stock Purchase Plan." I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to obtaining stockholder approval of the Employee Stock Purchase Plan.

5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and spouse only):_________________


6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased over the price which I paid for the shares. I HEREBY AGREE TO NOTIFY THE COMPANY IN WRITING WITHIN 30 DAYS AFTER THE DATE OF ANY DISPOSITION OF MY SHARES AND I WILL MAKE ADEQUATE PROVISION FOR FEDERAL, STATE OR OTHER TAX WITHHOLDING OBLIGATIONS, IF ANY, WHICH ARISE UPON THE DISPOSITION OF THE COMMON STOCK. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:

NAME:  (Please print)___________________________________________________________
                               (First)           (Middle)              (Last)


--------------------------                  ------------------------------------
Relationship

                                            ------------------------------------
                                            (Address)
Employee's Social
Security Number:
                                            ------------------------------------



Employee's Address:
                                            ------------------------------------

                                            ------------------------------------

                                            ------------------------------------


I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.



Dated:
      -----------------------               ------------------------------------
                                            Signature of Employee


                                            -----------------------------------
                                            Spouse's Signature (If beneficiary
                                            is other than spouse)

                                    EXHIBIT B


                        INTEGRATED SILICON SOLUTION, INC.

                        1993 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL



        The undersigned participant in the Offering Period of the Integrated Silicon Solution, Inc. 1993 Employee Stock Purchase Plan which began on ____________, 19____ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

                                            Name and Address of Participant:

                                            --------------------------------

                                            --------------------------------

                                            --------------------------------


                                            Signature:


                                            --------------------------------


                                            Date:
                                                 ---------------------------

                        INTEGRATED SILICON SOLUTION, INC.

                                      PROXY
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints JIMMY S.M. LEE and GARY L. FISCHER, jointly and severally, proxies, with full power of substitution, to vote all shares of Common Stock of Integrated Silicon Solution, Inc., a Delaware corporation, which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Silicon Valley Capital Club, Fairmont Plaza, 50 West San Fernando, 17th Floor, San Jose, California, on February 6, 2001, at 3:00 p.m., local time, or any adjournment thereof. THE PROXIES ARE BEING DIRECTED TO VOTE AS SPECIFIED BELOW OR, IF NO SPECIFICATION IS MADE, FOR THE ELECTION OF DIRECTORS, FOR THE PROPOSAL TO AMEND THE COMPANY'S 1998 STOCK PLAN, FOR THE PROPOSAL TO AMEND THE COMPANY'S 1993 EMPLOYEE STOCK PURCHASE PLAN, FOR THE APPOINTMENT OF ERNST & YOUNG, LLP AS INDEPENDENT AUDITORS AND IN ACCORDANCE WITH THEIR DISCRETION ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

                The directors recommend a FOR vote on each item.

                  (Continued and to be signed on reverse side.)

                                            FOR            WITHHELD AUTHORITY
                                        all nominees          to vote for
                                       listed (except       nominees listed
                                        as withheld)

1. ELECTION OF DIRECTORS
   (Instruction: To withhold
   authority to vote for any                [ ]                   [ ]
   individual nominees, strike that
   nominee's name below.)
   Nominees:  Jimmy S.M. Lee        Lip-Bu Tan
              Thomas C. Endicott    Hide Tanigami
              Pauline Lo Alker      Chun Win Wong


                                                 FOR       AGAINST       ABSTAIN

2. Proposal to amend the Company's
   1998 Stock Plan to increase the
   number of shares available for                [ ]         [ ]           [ ]
   issuance thereunder by 500,000
   shares:

3. Proposal to amend the Company's
   1993 Employee Stock Purchase Plan
   to increase the number of shares              [ ]         [ ]           [ ]
   available for issuance thereunder
   by 250,000 shares:

4. Proposal to ratify the appointment
   of Ernst & Young, LLP as independent          [ ]         [ ]           [ ]
   auditors for the 2001 fiscal year:

                                                 YES         NO
          I plan to attend the Meeting:          [ ]         [ ]




Signature(s)_____________________________________________    Date ______________
(Signature(s) must be exactly as name(s) appear on this Proxy. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the names of more than one person, each should sign this Proxy.)